SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                              ---------------------

                        DATE OF REPORT: NOVEMBER 1, 2005
                        (Date of earliest event reported)



                            INCENTRA SOLUTIONS, INC.
             (Exact name of Registrant as specified in its charter)


                                     NEVADA
                 (State or other jurisdiction of incorporation)



     333-16031                                            86-0793960
(Commission File No.)                                  (I.R.S. Employer
                                                       Identification No.)


                                1140 PEARL STREET
                             BOULDER, COLORADO 80302
               (Address of principal executive offices; zip code)

                                 (303) 440-7930
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

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                SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         Effective November 1, 2005, Paul McKnight resigned as a director of our company. To our knowledge, his resignation was not tendered because of a disagreement relating to our operations, policies or practices, nor was Mr. McKnight removed for cause. Mr. McKnight continues to serve as Chief Financial Officer of our company.

         Effective November 1, 2005, Thomas G. Hudson was appointed to our board of directors. Mr. Hudson will fill the vacancy on our board created by the resignation of Mr. McKnight. To date, Mr. Hudson has not been named to any committees of our board of directors. The biographical information of Mr. Hudson required by this Item is set forth below.


THOMAS G. HUDSON.   Mr.  Hudson  has  served  on our  board of  directors  since
                    November 2005.  From 1996 to June 2005, Mr. Hudson served as
                    President,   Chief  Executive  Officer  and  a  director  of
                    Computer Network Technologies Corporation, a fiber switch company that was sold to McData corporation, a storage networking solutions company, in June 2005. Since June 2005,
                    Mr. Hudson has served as a director for McData  Corporation.
                    Since May 1999 until it was acquired by McData Corporation in 2005, he also served as its Chairman of the Board. Mr.
                    Hudson currently serves as a director of Lawson Software, Inc., a publicly-held enterprise resource planning (ERP) software company, and Plato Learning, Inc., a publicly-held educational software company.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              INCENTRA SOLUTIONS, INC.


Date:  November 7, 2005                       By:/s/ THOMAS P. SWEENEY III
                                                 -------------------------------
                                                 Thomas P. Sweeney III
                                                 Chief Executive Officer